Subsequent Events	6 Months Ended
Jun. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
Note 17 – Subsequent Events

1.
On July 27, 2023, the Company consummated a securities purchase agreement with a single U.S. institutional investor for the purchase and sale of: (i) 1,095,000 ADSs, each representing ten (10) ordinary shares, no par value, at an offering price of $1.00 per ADS, and (ii) pre-funded warrants to purchase up to 4,905,000 ADSs at an offering price of $0.999 per pre-funded warrant. Each of the pre-funded warrants are exercisable for one ADS. The pre-funded warrants have an exercise price of $0.001 per ADS and may be exercised at any time until exercised in full. The securities were offered in the framework of a registered direct offering.

In a concurrent private placement, the Company allocated to the investor unregistered warrants to purchase up to 6,000,000 ADSs at an exercise price of $1.10 per ADS. The warrants will expire three and one-half years following the date of issuance.

The gross proceeds were approximately $6.0 million, and the net proceeds were approximately $5.5 million.

2.
On July 24, 2023, the Company announced it had entered into a Memorandum of Agreement for Strategic Cooperation (MOA) with an accredited Gulf Cooperation Council (GCC) -based governmental body as Steakholder Foods’ strategic partner, to advance food security efforts through the application of Steakholder Foods’ groundbreaking 3D printing technology. Commencing with an investment by the strategic partner in the construction of a pilot plant to produce printed hybrid-fish products, the MOA eventually aims to create a first-of-its-kind large-scale production facility in the Persian Gulf region. The agreement foresees a material initial down payment to Steakholder Foods for the procurement of its 3D-printer technologies, followed by a milestone-based sales and procurement plan for industrial-scale output.